Exhibit 99.2

Quarterly Supplemental

2nd Quarter 2021

RM FRESH PRODUCE
SPROUTS
FARMERS MARKET
NATURAL FOODS

Westlake Plaza and Center
Westlake Village, CA

HELLO SUMME

Mellody Farm
Chicago, IL

Crossing
ORVIS

The Crossing Clarendon
Arlington, VA

WHOLE FOODS MARKET

Village at La Floresta
Los Angeles, CA

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

June 30, 2021

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Major Developments and Redevelopments Pipeline and Completions	18

Real Estate Information:

Leasing Statistics	19

Average Base Rent by State	20

Average Base Rent by CBSA	21

Significant Tenant Rents	22

Tenant Lease Expirations	23

Portfolio Summary Report by State	24

Additional Disclosures Related to COVID-19 and Forward-Looking Information:

Components of NAV	39

Additional Disclosures Related to COVID-19 Impact	40

Earnings Guidance	42

Reconciliation of Net Income to Nareit FFO	43

Glossary of Terms	44

Forward-Looking Statements and Non-GAAP Measures Disclosures

June 30, 2021

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language.  However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.  While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to risk factors described in our SEC filings.  When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected.  Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to the COVID-19 Pandemic

•

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

•	Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.
•	Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.
•	Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.
•	Our success depends on the continued presence and success of our “anchor” tenants.
•	A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.
•	We may be unable to collect balances due from tenants in bankruptcy.
•	Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.
•	Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

•	Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.
•	We face risks associated with development, redevelopment and expansion of properties.
•	We face risks associated with the development of mixed-use commercial properties.
•	We face risks associated with the acquisition of properties.
•	We may be unable to sell properties when desired because of market conditions.
•	Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information	i

Risk Factors Related to the Environment Affecting Our Properties

•	Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees.
•	Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.
•	Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

•	An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties.
•	Failure to attract and retain key personnel may adversely affect our business and operations.
•

The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

•	We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.
•	The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•	Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•	We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•	Our debt financing may adversely affect our business and financial condition.
•	Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.
•	Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.
•	Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.
•

The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

•	Changes in economic and market conditions may adversely affect the market price of our securities.
•	There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

•	If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.
•	Dividends paid by REITs generally do not qualify for reduced tax rates.
•	Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.
•	Legislative or other actions affecting REITs may have a negative effect on us.
•	Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Supplemental Information	ii

Risks Related to the Company’s Common Stock

•	Restrictions on the ownership of the Parent Company’s capital stock to preserve its REIT status may delay or prevent a change in control.
•	The issuance of the Parent Company's capital stock may delay or prevent a change in control.
•	Ownership in the Parent Company may be diluted in the future.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

Supplemental Information	iii

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

Nareit Funds From Operations (Nareit FFO):  The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings:  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Second Quarter 2021 Results

JACKSONVILLE, FL (August 5, 2021) – Regency Centers Corporation (“Regency” or the “Company”) (NASDAQ:REG) today reported financial and operating results for the period ended June 30, 2021. For the three months ended June 30, 2021, Net Income was $0.56 per diluted share, compared to $0.11 per diluted share for the three months ended June 30, 2020.

Second Quarter 2021 Highlights

•	Reported Nareit FFO of $0.99 per diluted share for the second quarter
•	Updated 2021 Nareit FFO guidance to a range of $3.74 – $3.82 per diluted share
•	Reported that Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased 30.8% during the second quarter over the same period a year ago
•	Increased percent leased by 40 basis points sequentially to 92.9% in the Same Property portfolio as of June 30, 2021
•	Collected 96% of second quarter Pro-rata base rent, as of August 2, 2021
•	Executed 1.9 million square feet of new and renewal leases during the second quarter at a blended rent spread of +2.7%
•	Completed property dispositions of $86 million, at Regency’s share of gross sales price
•	Entered into forward sale agreements in connection with the ATM program to sell an aggregate of 2.3 million shares of common stock at an average gross price of $64.59 per share
•	Realized Pro-rata net debt-to-operating EBITDAre of 5.3x at June 30, 2021
•	Issued the annual Corporate Responsibility Report on June 7, 2021

Subsequent Highlights

•

On August 1, 2021, completed the acquisition of our partner’s 80% interest in the seven-property USAA Joint Venture (“USAA JV”) portfolio for $178 million, including the $84 million assumption of our partner’s share of mortgage debt outstanding

•	On August 4, 2021, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share

“Our results during the second quarter speak to the meaningful progress we continue to see toward full recovery from the effects of the pandemic, with an improved outlook supported by strong foot traffic and leasing activity across our portfolio,” said Lisa Palmer, President and Chief Executive Officer. “In turn, our capital allocation strategy has pivoted to offense, evidenced in the buyout of our JV partner’s interest in seven high quality grocery-anchored neighborhood centers and continued pursuit of value-creating investment opportunities, including our development and redevelopment pipeline.”

Financial Results

Net Income

•

For the three months ended June 30, 2021, Net Income Attributable to Common Stockholders (“Net Income”) was $95.5 million, or $0.56 per diluted share, compared to Net Income of $19.0 million, or $0.11 per diluted share, for the same period in 2020.

Supplemental Information	v

Nareit FFO

•

For the three months ended June 30, 2021, Nareit Funds From Operations (“Nareit FFO”) was $168.4 million, or $0.99 per diluted share, compared to $104.7 million, or $0.61 per diluted share, for the same period in 2020.

•

Nareit FFO continues to be unfavorably impacted by the COVID-19 pandemic including tenant vacancy and uncollectible lease income related to cash basis tenants, partially offset by revenue related to prior period collections from cash basis tenants.

•

Uncollectible lease income associated with tenants on a cash basis of accounting positively impacted revenues in the second quarter by $6.9 million at Regency’s share, or $0.04 per diluted share, comprised of reserves against 2021 billings of ($4.9) million, which was more than offset by the collection of 2020 reserves of $11.8 million. For additional detail, please refer to page 33 of the second quarter 2021 supplemental disclosure.

Core Operating Earnings

•	For the three months ended June 30, 2021, Core Operating Earnings was $161.6 million, or $0.95 per diluted share, compared to $108.9 million, or $0.64 per diluted share, for the same period in 2020.

Portfolio Performance

Same Property NOI

•	Second quarter 2021 Pro-rata Same Property Net Operating Income (“NOI”), excluding termination fees, increased by 30.8% compared to the same period in 2020.

Leased Occupancy

•	As of June 30, 2021, Regency’s wholly-owned portfolio plus its Pro-rata share of co-investment partnerships, was 92.5% leased.
•	As of June 30, 2021, Regency’s Same Property portfolio was 92.9% leased, an increase of 40 basis points sequentially.
o	Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 95.3%, an increase of 30 basis points sequentially.
o	Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 88.8%, an increase of 50 basis points sequentially.

Leasing Activity

•	For the three months ended June 30, 2021, Regency executed 1.9 million square feet of comparable new and renewal leases at blended rent spreads of +2.7%.
•	For the trailing twelve months, the Company executed 6.4 million square feet of comparable new and renewal leases at blended rents spreads of +1.2%.

COVID-19 Update

•	As of August 2, 2021, the Company collected 96% of second quarter Pro-Rata base rent, and executed deferral agreements on an additional 1%.
•

Additional information regarding COVID-19 impacts can be found in our “Business Update” presentation, posted on our website at investors.regencycenters.com, as well as on pages 33 – 34 of the second quarter 2021 supplemental disclosure.

Corporate Responsibility

•

On June 7, 2021, Regency issued its annual Corporate Responsibility Report, illustrating the Company’s continued commitment to corporate responsibility, as well as describing its key environmental, social, and governance initiatives and achievements. The report can be found on Regency’s Corporate Responsibility website.

Supplemental Information	vi

Portfolio Enhancement and Capital Allocation

Developments and Redevelopments

•

As of June 30, 2021, Regency’s in-process development and redevelopment projects had estimated net project costs of $346 million and estimated remaining costs to complete of $173 million, each at the Company’s share.

•

During the second quarter, Regency commenced construction of the first phase of the redevelopment of Westbard Square in Bethesda, Maryland. Phase I will include a new three-level retail building anchored by Giant, a road realignment, and the development of ~100 senior living units in a joint venture with a best-in-class operator. Future phases of the project will start in the next few years, and will include townhomes, multifamily rental and additional retail.

•

During the second quarter, the Company also commenced construction of the second phase of the in-process ground up development of Carytown Exchange, a Publix-anchored shopping center in Richmond, Virginia. Phase II will include an additional 36k square feet of retail shops.

•	During the second quarter, Regency completed redevelopment projects with total Pro-rata costs of $21.7 million, including the $17.5 million redevelopment of Point 50 in Fairfax, Virginia.

Property Transactions

•	During the second quarter, the Company closed on the sales of Gateway 101, Northborough Crossing, and Lantana, at a gross sales price of $86 million at Regency’s share.
•

Subsequent to quarter end on August 1, 2021, Regency completed the acquisition of its partner’s 80% interest in the seven-property USAA JV portfolio for $178 million, including the $84 million assumption of the partner’s share of mortgage debt outstanding. The USAA JV structure was liquidated following the completion of the acquisition.

o

The Company will recognize promote income triggered by the liquidation of approximately $13 million in the third quarter of 2021, which is included in the revised 2021 Nareit FFO guidance range but excluded from Core Operating Earnings guidance

•	Regency is currently under contract to sell the non-income producing former Sears building at Hancock Center in Austin, Texas, for $19 million. This sale is expected to close in the third quarter.
•	The company is also under contract to sell the Parnassus Heights Medical Center in San Francisco, California, for $28 million, expected to close in the fourth quarter.

Balance Sheet

•

During the second quarter, Regency entered into forward sale agreements in connection with its ATM program to sell an aggregate of 2.3 million shares of common stock at an average gross price of $64.59 per share. The Company will settle a portion of the shares in the third quarter to fund the purchase of its partner’s 80% equity interest in the USAA JV.

•	As of June 30, 2021, the Company had full capacity available under its $1.2 billion revolving credit facility.
•	As of June 30, 2021, Regency’s Pro-rata net debt-to-operating EBITDAre ratio was 5.3x.
•

Effective July 2, 2021, Regency’s margin for determining the interest rate on the Company’s revolving credit facility was reduced by 0.01% in accordance with the terms of the credit agreement, following our achievement of a pre-determined sustainability metric related to reduction in greenhouse gas (“GHG”) emissions.

Dividend

•

On August 4, 2021, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.595 per share. The dividend is payable on October 5, 2021, to shareholders of record as of September 15, 2021.

Supplemental Information	vii

2021 Guidance

Regency Centers provided updated 2021 guidance concurrently with the second quarter 2021 earnings release, as summarized in the table below.

Full Year 2021 Guidance
All figures pro-rata and in thousands, except per share data
	Current	Previous

Net Income Attributable to Common Stockholders per diluted share	$1.95 - $2.03	$1.43 - $1.53

Nareit Funds From Operations (“Nareit FFO”) per diluted share	$3.74 - $3.82	$3.33 - $3.43

Core Operating Earnings per diluted share (1)	$3.50 - $3.58	$3.16 - $3.26

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees)	+13.5% to +15.5%	+6.0% to +8.5%
Included Impact of 2020 Reserve Collection on SP NOI Range	+650bps	+425bps

Certain Non-Cash Items (2)	+/- $28,500	+/- $30,000

Net G&A expense	$77,000 - $79,000	$77,000 - $81,000

Net interest expense	$165,500 - $166,500	$164,000 - $165,000

Recurring third party fees & commissions	$24,500 - $25,500	$23,000 - $24,000

Transaction Income (JV Promote)	+/- $13,000	-

Development and Redevelopment Spend	+/- $150,000	+/- $150,000

Acquisitions	+/- $178,000	+/- $0
Cap rate (weighted average)	5.5%	0.0%

Dispositions	+/- $200,000	+/- $150,000
Cap rate (weighted average) (3)	5.5% - 6.0%	5.5% - 6.0%

(1)

Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.

(2)	Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(3)	Weighted average cap rates exclude non-income producing assets (dispositions of $48 million).

Please refer to the Company’s “Business Update” presentation for additional detail on guidance disclosure, including a reconciliation of Nareit FFO per diluted share from 2020 to 2021, as well as a reconciliation of Same Property NOI from the previous range to the current range. Additional guidance details may also be found in the second quarter 2021 Supplemental Package. All materials are posted on the website at investors.regencycenters.com

Supplemental Information	viii

Conference Call Information

To discuss Regency’s second quarter results and provide further business updates, management will host a conference call on Friday, August 6, 2021, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Second Quarter 2021 Earnings Conference Call

Date:Friday, August 6, 2021

Time:11:00 a.m. ET

Dial#:877-407-0789 or 201-689-8562

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended June 30, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income (Loss) to Nareit FFO:

Net Income (Loss) Attributable to Common Stockholders	$95,490	19,046	$176,146	(6,286)
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	81,177	92,756	165,671	189,388
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(19,777)	(7,464)	(31,847)	(45,416)
Provision for impairment of real estate	11,091	230	11,091	1,014
Exchangeable operating partnership units	432	87	796	(28)
Nareit Funds From Operations	$168,413	104,655	$321,857	270,800

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$168,413	104,655	$321,857	270,800
Adjustments to reconcile to Core Operating Earnings (1):
Straight line rent	(2,861)	(3,733)	(6,290)	(7,730)
Uncollectible straight line rent	1,962	18,585	4,535	23,258
Above/below market rent amortization, net	(5,728)	(10,158)	(11,708)	(22,887)
Debt premium/discount amortization	(183)	(402)	(92)	(812)
Core Operating Earnings	$161,603	108,947	$308,302	262,629

Weighted Average Shares For Diluted Earnings per Share	170,172	169,971	170,065	168,781

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	170,935	170,736	170,828	169,889
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Pro-rata same property NOI.

Supplemental Information	ix

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended June 30, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Net Income (Loss) Attributable to Common Stockholders	$95,490	19,046	$176,146	(6,286)
Less:
Management, transaction, and other fees	(7,355)	(6,126)	(13,748)	(12,942)
Other(1)	(8,355)	1,424	(16,059)	(12,386)
Plus:
Depreciation and amortization	74,217	85,058	151,476	174,353
General and administrative	19,187	21,202	40,474	34,907
Other operating expense	1,177	2,480	1,875	3,817
Other expense	14,168	28,798	37,920	166,064
Equity in income of investments in real estate excluded from NOI (2)	24,943	16,878	38,244	32,361
Net income attributable to noncontrolling interests	1,342	528	2,311	1,077
NOI	214,814	169,288	418,639	380,965

Less non-same property NOI (3)	(1,620)	(5,654)	(4,170)	(11,243)

Same Property NOI	$213,194	163,634	$414,469	369,722

Same Property NOI without Termination Fees	$211,404	161,638	$412,261	365,585

Same Property NOI without Termination Fees or Redevelopments	$190,592	145,118	$369,681	327,128
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its second quarter 2021 supplemental information package that may help investors estimate earnings for 2021. A copy of the Company’s second quarter 2021 supplemental information will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period-ended June 30, 2021. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent, infill suburban trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Supplemental Information	x

Summary Financial Information

June 30, 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Financial Results

Net income (loss) attributable to common stockholders (page 4)	$95,490	$19,046	$176,146	($6,286)
Net income (loss) per diluted share	$0.56	$0.11	$1.04	($0.04)

Nareit Funds From Operations (Nareit FFO) (page 9)	$168,413	$104,655	$321,857	$270,800
Nareit FFO per diluted share	$0.99	$0.61	$1.88	$1.59

Core Operating Earnings (page 9)	$161,603	$108,947	$308,302	$262,629
Core Operating Earnings per diluted share	$0.95	$0.64	$1.80	$1.55

Same Property NOI without termination fees (page 8)	$211,404	$161,638	$412,261	$365,585
% growth	30.8%		12.8%

Operating EBITDAre (page 10)	$205,213	$157,329	$396,165	$357,501

Dividends declared per share and unit	$0.595	$0.595	$1.190	$1.190
Payout ratio of Core Operating Earnings per share (diluted)	62.6%	93.0%	66.1%	76.8%

Diluted share and unit count

Weighted average shares (diluted) - Net income (loss)	170,172	169,971	170,065	168,781
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	170,935	170,736	170,828	169,889

_________________________________________________________________________________________________

	As of	As of	As of	As of
	6/30/2021	12/31/2020	12/31/2019	12/31/2018
Capital Information

Market price per common share	$64.07	$45.59	$63.09	$58.47

Common shares outstanding	169,867	169,680	167,571	167,905
Exchangeable units held by noncontrolling interests	760	765	746	350

Common shares and equivalents issued and outstanding	170,627	170,445	168,317	168,255

Market equity value of common and convertible shares	$10,932,085	$7,770,596	$10,619,161	$9,837,840

Outstanding debt	$4,189,395	$4,457,742	$4,445,591	$4,241,758
Less: cash	(286,613)	(378,450)	(115,562)	(45,190)
Net debt	$3,902,782	$4,079,292	$4,330,029	$4,196,568

Total market capitalization	$14,834,867	$11,849,888	$14,949,190	$14,034,408

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.3x	6.0x	5.4x	5.3x
Fixed charge coverage	3.9x	3.6x	4.3x	4.2x

Supplemental Information	1

Summary Real Estate Information

June 30, 2021

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Number of properties	403	406	411	414	415
Number of retail operating properties	396	399	403	407	407
Number of same properties	394	397	393	398	398
Number of properties in redevelopment	10	10	11	12	14
Number of properties in development (1)	3	3	3	2	3

Gross Leasable Area (GLA) - All properties	50,901	51,639	51,912	52,155	52,181
GLA including retailer-owned stores - All properties	54,571	55,588	56,000	56,243	56,269
GLA - Retail operating properties	50,234	50,975	51,048	51,238	51,238
GLA - Same properties	49,984	50,724	49,635	50,043	50,043
GLA - Properties in redevelopment (2)	3,016	2,849	2,929	3,062	3,434
GLA - Properties in development (1)	281	281	281	188	215

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	41,709	42,001	42,242	42,423	42,449
GLA including retailer-owned stores - All properties	45,379	45,950	46,330	46,511	46,537
GLA - Retail operating properties	41,169	41,462	41,540	41,580	41,580
GLA - Same properties (3)	40,918	40,915	40,882	40,929	40,923
Spaces > 10,000 sf (3)	25,594	25,621	25,559	25,613	25,604
Spaces < 10,000 sf (3)	15,324	15,294	15,324	15,316	15,318
GLA - Properties in redevelopment (2)	2,915	2,748	2,777	2,851	3,167
GLA - Properties in development (1)	228	228	228	124	145

% leased - All properties	92.5%	92.2%	92.3%	92.9%	93.9%
% leased - Retail operating properties	92.8%	92.5%	92.9%	93.5%	94.5%
% leased - Same properties (3)	92.9%	92.5%	92.9%	93.5%	94.5%
Spaces > 10,000 sf (3)	95.3%	95.0%	95.5%	96.0%	97.0%
Spaces < 10,000 sf (3)	88.8%	88.3%	88.7%	89.3%	90.4%
Average % leased - Same properties (3)	92.7%	92.6%	94.2%	94.6%	94.9%
% commenced - Same properties (3) (4)	90.9%	90.8%	91.1%	91.4%	92.5%

Same property NOI growth - YTD (see page 8)	12.1%	-2.4%	-11.0%	-11.3%	-9.6%
Same property NOI growth without termination fees - YTD (see page 8)	12.8%	-1.6%	-11.6%	-11.9%	-10.3%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	13.0%	-1.6%	-11.3%	-11.5%	-10.2%
Rent spreads - Trailing 12 months (5) (see page 19)	1.2%	1.2%	2.2%	5.7%	7.0%

(1)	Includes current ground up developments.
(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

June 30, 2021 and December 31, 2020

(in thousands)

	2021	2020
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,123,004	$11,101,858
Less: accumulated depreciation	2,106,958	1,994,108
	9,016,046	9,107,750
Investments in real estate partnerships	409,627	467,155
Net real estate investments	9,425,673	9,574,905

Properties held for sale	-	33,934
Cash, cash equivalents, and restricted cash	286,613	378,450
Tenant and other receivables (1)	131,510	143,633
Deferred leasing costs, net	66,604	67,910
Acquired lease intangible assets, net	169,119	188,799
Right of use assets	284,440	287,827
Other assets	276,207	261,446

Total assets	$10,640,166	$10,936,904

Liabilities and Equity
Liabilities:
Notes payable	$3,650,307	$3,658,405
Unsecured credit facilities	-	264,679
Total notes payable	3,650,307	3,923,084

Accounts payable and other liabilities	313,896	302,361
Acquired lease intangible liabilities, net	361,959	377,712
Lease liabilities	218,069	220,390
Tenants' security, escrow deposits, and prepaid rent	55,904	55,210
Total liabilities	4,600,135	4,878,757

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,699	1,697
Additional paid in capital	7,770,812	7,767,646
Accumulated other comprehensive (loss)	(13,658)	(18,625)
Distributions in excess of net income	(1,791,773)	(1,765,806)
Total stockholders' equity	5,967,080	5,984,912
Noncontrolling Interests:
Exchangeable operating partnership units	35,544	35,727
Limited partners' interest	37,407	37,508
Total noncontrolling interests	72,951	73,235
Total equity	6,040,031	6,058,147

Total liabilities and equity	$10,640,166	$10,936,904

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended June 30, 2021 and 2020

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Revenues:
Lease income (1)	$276,730	222,552	$543,087	497,089
Other property income	3,074	2,435	5,027	4,740
Management, transaction, and other fees	7,355	6,126	13,748	12,942
Total revenues	287,159	231,113	561,862	514,771

Operating Expenses:
Depreciation and amortization	74,217	85,058	151,476	174,353
Operating and maintenance	46,566	40,032	92,148	82,401
General and administrative	19,187	21,202	40,474	34,907
Real estate taxes	35,447	36,793	71,613	72,680
Other operating expense	1,177	2,480	1,875	3,817
Total operating expenses	176,594	185,565	357,586	368,158

Other Expense (Income):
Interest expense, net	35,812	40,375	72,748	77,811
Goodwill impairment	-	-	-	132,128
Provision for impairment of real estate, net of tax	135	230	135	1,014
Gain on sale of real estate, net of tax	(19,781)	(7,448)	(31,479)	(45,453)
Net investment (income) loss	(1,998)	(4,359)	(3,484)	564
Total other expense	14,168	28,798	37,920	166,064

Income (loss) from operations before equity in income of
investments in real estate partnerships	96,397	16,750	166,356	(19,451)

Equity in income of investments in real estate partnerships	435	2,824	12,101	14,242

Net income (loss)	96,832	19,574	178,457	(5,209)

Noncontrolling Interests:
Exchangeable operating partnership units	(432)	(87)	(796)	28
Limited partners' interests in consolidated partnerships	(910)	(441)	(1,515)	(1,105)
Income attributable to noncontrolling interests	(1,342)	(528)	(2,311)	(1,077)

Net income (loss) attributable to common stockholders	$95,490	19,046	$176,146	(6,286)

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended June 30, 2021 and 2020

(in thousands)

		Three Months Ended		Year to Date
		2021	2020	2021	2020
	Revenues:
*	Base rent	$189,689	193,489	$378,169	389,613
*	Recoveries from tenants	68,248	62,072	130,845	125,388
*	Percentage rent	749	763	4,115	4,251
*	Termination Fees	1,715	1,978	2,052	2,522
*	Uncollectible lease income	6,620	(35,792)	8,895	(39,844)
*	Other lease income	2,550	1,926	4,975	4,089
	Straight line rent on lease income	1,152	(12,300)	2,033	(12,226)
	Above/below market rent amortization	6,007	10,416	12,003	23,296
	Lease income (1)	276,730	222,552	543,087	497,089

*	Other property income	3,074	2,435	5,027	4,740

	Property management fees	3,753	3,354	7,524	7,232
	Asset management fees	1,719	1,756	3,434	3,594
	Leasing commissions and other fees	1,883	1,016	2,790	2,116
	Management, transaction, and other fees	7,355	6,126	13,748	12,942

	Total revenues	287,159	231,113	561,862	514,771

	Operating Expenses:
	Depreciation and amortization (including FF&E)	74,217	85,058	151,476	174,353

*	Operating and maintenance	42,734	36,070	82,922	74,587
*	Ground rent	2,882	2,947	5,671	5,739
*	Termination expense	125	138	1,874	338
	Straight line rent on ground rent	416	457	852	897
	Above/below market ground rent amortization	409	420	829	840
	Operating and maintenance	46,566	40,032	92,148	82,401

	Gross general & administrative	16,888	15,364	37,016	33,003
	Stock-based compensation	3,564	3,828	6,043	7,592
	Capitalized direct development compensation costs	(2,982)	(1,902)	(5,441)	(5,314)
	General & administrative, net	17,470	17,290	37,618	35,281
	Loss (gain) on deferred compensation plan (2)	1,717	3,912	2,856	(374)
	General & administrative	19,187	21,202	40,474	34,907

*	Real estate taxes	35,447	36,793	71,613	72,680

	Other expenses	1,177	1,314	1,709	1,902
	Development pursuit costs	-	1,166	166	1,915
	Other operating expenses	1,177	2,480	1,875	3,817

	Total operating expenses	176,594	185,565	357,586	368,158

	Other Expense (Income):
	Gross interest expense	35,666	39,636	71,440	76,207
	Derivative amortization	110	1,546	219	3,196
	Debt cost amortization	1,395	1,451	3,374	2,804
	Debt premium/discount amortization	(193)	(411)	(112)	(831)
	Capitalized interest	(1,016)	(1,274)	(1,865)	(2,449)
	Interest income	(150)	(573)	(308)	(1,116)
	Interest expense, net	35,812	40,375	72,748	77,811

	Provision for impairment of real estate, net of tax	135	230	135	1,014
	Goodwill impairment	-	-	-	132,128
	Gain on sale of real estate, net of tax	(19,781)	(7,448)	(31,479)	(45,453)
	Net investment (income) loss (2)	(1,998)	(4,359)	(3,484)	564

	Total other expense	14,168	28,798	37,920	166,064

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.
(2)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

June 30, 2021 and December 31, 2020

(in thousands)

	Noncontrolling Interests		Share of JVs
	2021	2020	2021	2020
Assets
Real estate assets at cost	$(87,093)	(88,130)	$1,341,711	1,389,171
Less: accumulated depreciation	(16,321)	(15,252)	443,727	438,374
Net real estate investments	(70,772)	(72,878)	897,984	950,797

Cash, cash equivalents, and restricted cash	(2,962)	(2,676)	24,083	21,588
Tenant and other receivables (1)	(2,018)	(2,213)	20,756	23,133
Deferred leasing costs, net	(1,303)	(1,017)	14,753	14,856
Acquired lease intangible assets, net	(460)	(540)	6,416	9,440
Right of use assets	(1,634)	(1,649)	5,377	5,487
Other assets	(200)	(68)	20,423	18,854

Total assets	$(79,349)	(81,041)	$989,792	1,044,156

Liabilities
Notes payable	$(37,209)	(37,461)	$539,088	534,658
Accounts payable and other liabilities	(2,390)	(3,704)	24,188	24,588
Acquired lease intangible liabilities, net	(169)	(193)	6,580	9,183
Lease liabilities	(1,911)	(1,903)	4,356	4,387
Tenants' security, escrow deposits, and prepaid rent	(263)	(272)	5,953	4,185

Total liabilities	$(41,942)	(43,533)	$580,165	577,001

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended June 30, 2021 and 2020

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2021	2020	2021	2020	2021	2020	2021	2020
	Revenues:
*	Base rent	$(2,122)	(1,709)	$(3,949)	(3,615)	$26,111	26,440	$52,187	53,052
*	Recoveries from tenants	(577)	(481)	(1,131)	(1,048)	9,463	8,097	18,149	16,764
*	Percentage rent	(6)	-	(6)	(3)	343	273	788	748
*	Termination Fees	(10)	(47)	(11)	(47)	367	53	458	1,657
*	Uncollectible lease income	(43)	249	(112)	271	352	(5,408)	507	(5,877)
*	Other lease income	(31)	(28)	(62)	(57)	387	295	726	731
	Straight line rent on lease income	4	(92)	(4)	(112)	123	(2,017)	510	(2,310)
	Above/below market rent amortization	(8)	(9)	(15)	(63)	147	180	568	513
	Lease income (1)	(2,793)	(2,117)	(5,290)	(4,674)	37,293	27,913	73,893	65,278

*	Other property income	(4)	(5)	(7)	(7)	132	142	77	282

	Asset management fees	-	-	-	-	(268)	(266)	(536)	(570)
	Management, transaction, and other fees	-	-	-	-	(268)	(266)	(536)	(570)

	Total revenues	(2,797)	(2,122)	(5,297)	(4,681)	37,157	27,789	73,434	64,990

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(722)	(583)	(1,414)	(1,252)	8,258	8,777	16,760	17,275

*	Operating and maintenance	(450)	(313)	(895)	(688)	5,999	5,312	11,954	11,077
*	Ground rent	(29)	(34)	(56)	(62)	85	93	174	181
	Straight line rent on ground rent	(16)	(16)	(32)	(32)	30	30	60	60
	Above/below market ground rent amortization	-	-	-	-	9	9	19	19
	Operating and maintenance	(495)	(363)	(983)	(782)	6,123	5,444	12,207	11,337

	General & administrative, net	-	-	-	-	82	79	192	188

*	Real estate taxes	(293)	(337)	(623)	(703)	5,693	4,785	10,419	9,496

	Other expenses	(27)	(19)	(62)	(38)	522	264	766	540
	Development pursuit costs	-	-	-	-	6	61	6	67
	Other operating expenses	(27)	(19)	(62)	(38)	528	325	772	607

	Total operating expenses	(1,537)	(1,302)	(3,082)	(2,775)	20,684	19,410	40,350	38,903

	Other Expense (Income):
	Gross interest expense	(339)	(364)	(675)	(768)	4,855	5,407	9,975	11,404
	Debt cost amortization	(11)	(15)	(25)	(33)	213	154	400	384
	Debt premium/discount amortization	-	-	-	-	10	10	20	20
	Interest expense, net	(350)	(379)	(700)	(801)	5,078	5,571	10,395	11,808

	Provision for impairment of real estate	-	-	-	-	10,956	-	10,956	-
	(Gain) loss on sale of real estate	-	-	-	-	4	(16)	(368)	37

	Total other expense (income)	(350)	(379)	(700)	(801)	16,038	5,555	20,983	11,845

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended June 30, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$211,560	213,520	$421,319	428,162
Recoveries from tenants	76,740	68,900	146,573	138,979
Percentage rent	1,087	1,025	4,896	4,933
Termination fees	1,790	2,021	2,208	4,162
Uncollectible lease income	7,160	(40,948)	9,010	(44,576)
Other lease income	2,864	2,165	5,556	4,669
Other property income	2,437	1,604	3,732	3,295
Total real estate revenues	303,638	248,287	593,294	539,624

Real Estate Operating Expenses:
Operating and maintenance	47,163	41,059	92,708	84,190
Termination expense	-	25	-	25
Real estate taxes	40,328	40,449	80,224	79,626
Ground rent	2,953	3,120	5,893	6,061
Total real estate operating expenses	90,444	84,653	178,825	169,902

Same Property NOI	$213,194	163,634	$414,469	369,722
% change	30.3%		12.1%

Same Property NOI without Termination Fees	$211,404	161,638	$412,261	365,585
% change	30.8%		12.8%

Same Property NOI without Termination Fees or Redevelopments	$190,592	145,118	$369,681	327,128
% change	31.3%		13.0%

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI:

Net income (loss) attributable to common stockholders	$95,490	19,046	$176,146	(6,286)
Less:
Management, transaction, and other fees	(7,355)	(6,126)	(13,748)	(12,942)
Other (1)	(8,355)	1,424	(16,059)	(12,386)
Plus:
Depreciation and amortization	74,217	85,058	151,476	174,353
General and administrative	19,187	21,202	40,474	34,907
Other operating expense	1,177	2,480	1,875	3,817
Other expense	14,168	28,798	37,920	166,064
Equity in income of investments in real estate excluded from NOI (2)	24,943	16,878	38,244	32,361
Net income attributable to noncontrolling interests	1,342	528	2,311	1,077
NOI	214,814	169,288	418,639	380,965

Less non-same property NOI (3)	(1,620)	(5,654)	(4,170)	(11,243)

Same Property NOI	$213,194	163,634	$414,469	369,722

(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended June 30, 2021 and 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020

Reconciliation of Net Income (Loss) to Nareit FFO:

Net Income (Loss) Attributable to Common Stockholders	$95,490	19,046	$176,146	(6,286)
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	81,177	92,756	165,671	189,388
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(19,777)	(7,464)	(31,847)	(45,416)
Provision for impairment of real estate	11,091	230	11,091	1,014
Exchangeable operating partnership units	432	87	796	(28)
Nareit Funds From Operations	$168,413	104,655	$321,857	270,800

Nareit FFO per share (diluted)	$0.99	0.61	$1.88	1.59
Weighted average shares (diluted)	170,935	170,736	170,828	169,889

Reconciliation of Nareit FFO to Core Operating Earnings:
Nareit Funds From Operations	$168,413	104,655	$321,857	270,800
Adjustments to reconcile to Core Operating Earnings (1):
Certain Non Cash Items
Straight line rent	(2,861)	(3,733)	(6,290)	(7,730)
Uncollectible straight line rent	1,962	18,585	4,535	23,258
Above/below market rent amortization, net	(5,728)	(10,158)	(11,708)	(22,887)
Debt premium/discount amortization	(183)	(402)	(92)	(812)
Core Operating Earnings	$161,603	108,947	$308,302	262,629

Core Operating Earnings per share (diluted)	$0.95	0.64	$1.80	1.55
Weighted average shares (diluted)	170,935	170,736	170,828	169,889

Additional Disclosures:

Other Non Cash Expense (1)
Derivative amortization	$110	1,546	$219	3,196
Debt cost amortization	1,597	1,589	3,749	3,154
Stock-based compensation	3,564	3,828	6,043	7,592
Other Non Cash Expense	$5,271	6,963	$10,011	13,942

Maintenance and Leasing Capital Expenditures (2)
Tenant allowance and landlord work	$8,177	7,536	$13,843	15,158
Building improvements	3,988	3,829	5,739	8,399
Leasing commissions	4,278	915	6,557	3,533
Capital Expenditures	$16,443	12,280	$26,139	27,090

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

(2)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended June 30, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income (Loss) to Nareit EBITDAre:

Net Income (Loss)	$96,832	19,574	$178,457	(5,209)
Adjustments to reconcile to Nareit EBITDAre (1):
Interest expense	41,040	46,519	83,451	90,735
Income tax expense	167	26	227	123
Depreciation and amortization	82,475	93,835	168,236	191,628
Gain on sale of real estate	(19,777)	(7,464)	(31,847)	(45,416)
Provision for impairment of real estate	11,091	230	11,091	1,014
Goodwill impairment	-	-	-	132,128
Nareit EBITDAre	$211,828	152,720	$409,615	365,003

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$211,828	152,720	$409,615	365,003
Adjustments to reconcile to Operating EBITDAre (1):
Straight line rent, net	(879)	14,776	(1,727)	15,448
Above/below market rent amortization, net	(5,736)	(10,167)	(11,723)	(22,950)
Operating EBITDAre	$205,213	157,329	$396,165	357,501

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	10

Summary of Consolidated Debt

June 30, 2021 and December 31, 2020

(in thousands)

Total Debt Outstanding:	6/30/2021	12/31/2020
Notes Payable:
Fixed rate mortgage loans	$374,426	$384,735
Variable-rate mortgage loans	34,081	34,061
Fixed rate unsecured public debt	3,049,174	3,047,715
Fixed rate unsecured private debt	192,626	191,894
Unsecured credit facilities:
Revolving line of credit	-	-
Term Loans	-	264,679
Total	$3,650,307	$3,923,084

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2021	$5,675	36,604	-	42,279	2.00%
2022	11,389	5,848	-	17,237	7.68%
2023	9,695	65,725	-	75,420	3.18%
2024	4,849	90,742	250,000	345,591	3.70%
2025	3,732	40,000	250,000	293,732	3.79%
2026	3,922	88,000	200,000	291,922	3.83%
2027	3,788	32,915	525,000	561,703	3.63%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
>10 years	28	3	725,000	725,031	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	2,431	(33,200)	(30,769)
	$45,923	362,584	3,241,800	3,650,307	3.81%

Percentage of Total Debt:	6/30/2021	12/31/2020
Fixed	99.1%	99.1%
Variable	0.9%	0.9%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.7%
Variable	1.1%	1.2%
Combined	3.8%	3.7%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.1%	3.9%

Average Years to Maturity:
Fixed	10.2	10.1
Variable	0.7	1.2

(1)	Includes unsecured public and private placement debt and unsecured revolving line of credit.
(2)	Interest rates are calculated as of the quarter end.
(3)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information	11

Summary of Consolidated Debt

June 30, 2021 and December 31, 2020

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	6/30/2021	12/31/2020
Secured Debt - Fixed Rate Mortqaqe Loans
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/21	$8,951	$9,143
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	6,906	7,302
Wells Fargo	Hewlett I	4.41%			01/06/23	9,148	9,235
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,219	19,405
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	2,715	3,346
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,947	2,098
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	32,069	32,369
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	8,182	9,525
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	83,369	84,191
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	36,306	36,590
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	5,959	6,301
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	6,097	6,434
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	10,710	11,258
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	198	204
Jefferson Pilot	BridgeMill	7.94%			05/05/21	-	4,012
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						2,450	3,122
Total Fixed Rate Mortgage Loans		3.91%		3.77%		$374,426	$384,735

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured	2.00%			01/05/22	-	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(33,200)	(35,712)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,241,800	$3,504,288

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/23	$6,350	$6,350
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
Unamortized debt discount and issuance costs						(19)	(39)
Total Variable Rate Mortgage Loans		1.14%		1.28%		$34,081	$34,061

Total		3.81%		4.06%		$3,650,307	$3,923,084

(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)

Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.  The Company’s interest rate was decreased by 0.01% upon meeting a sustainability metric related to reduction in greenhouse emissions.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

June 30, 2021

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	27%	28%	29%	30%	31%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	3%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.6x	4.3x	4.2x	4.3x	4.3x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	375%	366%	345%	344%	328%

Ratios:		6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Consolidated only

Net debt to total market capitalization		23.5%	26.6%	31.3%	36.4%	32.2%
Net debt to real estate assets, before depreciation		29.2%	30.3%	30.5%	31.7%	31.8%
Net debt to total assets, before depreciation		27.0%	28.0%	28.2%	29.3%	29.2%

Net debt to Operating EBITDAre - TTM		4.7x	5.3x	5.4x	5.4x	5.1x
Fixed charge coverage		4.4x	4.0x	4.1x	4.3x	4.6x
Interest coverage		4.8x	4.3x	4.3x	4.6x	4.9x

Unsecured assets to total real estate assets		89.7%	89.7%	89.6%	88.5%	88.8%
Unsecured NOI to total NOI - TTM		90.7%	90.5%	90.4%	89.5%	90.2%
Unencumbered assets to unsecured debt		307%	307%	284%	282%	260%

Total Pro-Rata Share

Net debt to total market capitalization		26.3%	29.4%	34.4%	39.6%	35.2%
Net debt to real estate assets, before depreciation		31.3%	32.2%	32.6%	33.7%	33.7%
Net debt to total assets, before depreciation		28.9%	29.7%	30.1%	31.0%	31.0%

Net debt to Operating EBITDAre - TTM		5.3x	5.9x	6.0x	5.9x	5.6x
Fixed charge coverage		3.9x	3.6x	3.6x	3.7x	4.0x
Interest coverage		4.3x	3.9x	3.9x	4.1x	4.4x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

June 30, 2021 and December 31, 2020

(in thousands)

Total Debt Outstanding:	6/30/2021	12/31/2020
Mortgage loans payable:
Fixed rate secured loans	$1,454,016	$1,424,103
Variable rate secured loans	91,342	117,305
Unsecured credit facilities variable rate	7,300	15,635
Total	$1,552,658	$1,557,043

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2021	$4,714	-	-	4,714	1,844	-
2022	7,736	254,893	7,300	269,929	98,932	3.70%
2023	3,196	171,608	-	174,804	65,137	4.76%
2024	1,796	33,690	-	35,486	14,217	3.89%
2025	2,168	137,000	-	139,168	42,153	3.57%
2026	2,390	125,286	-	127,676	41,751	3.62%
2027	2,364	137,800	-	140,164	32,950	3.53%
2028	2,258	62,450	-	64,708	22,555	4.26%
2029	1,710	60,000	-	61,710	12,550	4.34%
2030	763	179,288	-	180,051	69,960	2.93%
>10 Years	1,374	363,497	-	364,871	140,674	3.18%
Unamortized debt premium/(discount) and issuance costs (2)	-	(10,623)	-	(10,623)	(3,635)
	$30,469	1,514,889	7,300	1,552,658	539,088	3.63%

Percentage of Total Debt:	6/30/2021	12/31/2020
Fixed	93.6%	91.5%
Variable	6.4%	8.5%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	4.1%
Variable	2.5%	2.4%
Combined	3.6%	3.9%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.8%	4.1%

Average Years to Maturity:
Fixed	6.1	4.4
Variable	0.8	1.1

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information	14

Unconsolidated Investments

June 30, 2021

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	6/30/2021	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,222	$509,548	$244,201	20.00%	$48,840	$46,302	$1,933
(JV-CCV)	1	559	95,044	74,735	30.00%	22,420	5,592	686
	21	2,781	604,592	318,936
GRI
(JV-GRI)	67	8,651	1,563,817	947,826	40.00%	379,131	157,460	15,933

CalSTRS
(JV-RC)	6	614	105,081	-	25.00%	-	25,432	956

NYSCRF
(JV-NYC)	2	281	86,858	46,444	30.00%	13,933	12,755	(139)

USAA (1)
(JV-USA)	7	683	83,768	104,229	20.01%	20,854	(4,570)	550

Publix
(JV-O)	2	211	25,708	-	50.00%	-	12,637	801

Individual Investors
Ballard Blocks	2	249	129,227	-	49.90%	-	63,741	881
Town and Country Center	1	230	207,074	91,342	35.00%	31,970	38,812	(594)
Others (2)	4	498	117,978	43,881	50.00%	21,940	46,896	(8,906)

	112	14,198	$2,924,103	$1,552,658		$539,088	$405,057	$12,101

(1)

The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency’s carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.  Subsequent to June 30, 2021, Regency purchased the partner’s 80% interest in the properties held in the portfolio for $81.7 million, net of debt assumed and a promoted interest.

(2)

During the six months ended June 30, 2021, Regency recognized a $9.7 million impairment through equity pick-up on a single property joint venture resulting in Regency’s investment balance being remeasured to fair value based upon our share of its expected selling price.

Supplemental Information	15

Property Transactions

June 30, 2021

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
None
	Property Total			-	-	-

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-21	Pleasanton Plaza		Pleasanton, CA	-	$29,400		-
Jan-21	Harris Crossing		Wake Forest, NC	65	9,000		Harris Teeter
Feb-21	Hickory Creek Plaza		Hollywood, FL	28	13,300		(Kroger)
Mar-21	Homestead McDonalds		Homestead, FL	4	2,470		-
Mar-21	Veranda Shoppes	NYCR (30%)	Plantation, FL	45	5,100		Publix
Apr-21	Gateway 101		East Palo Alto, CA	92	53,165		Nordstrom Rack, Target, (Home Depot), (PGA Tour Superstore)
May-21	Lantana		Lantana, FL	11	1,950		-
Jun-21	Northborough Crossing	NYCR (30%)	Northborough, MA	646	31,200		Wegmans, BJ's Wholesale, Kohl's, Pottery Barn Outlet, Dick's Sporting Goods, TJ Maxx, Michael's, PetSmart, Homesense, Old Navy
	Property/Outparcel(s) Total			891	$145,585	5.9% (1)

	Non-Income Producing Land Total				$680

(1)

The weighted average cap rate calculation excludes the sale of Pleasanton Plaza, a non-income producing property for $29.4 million in the first quarter.  Including the sale of Pleasanton Plaza, the weighted average cap rate is 4.7%.

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

Supplemental Information	16

Summary of In-Process Developments and Redevelopments

June 30, 2021

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield +/-(c)
Ground-up Developments			185	73%				$49,619	58%	7% +/-
Carytown Exchange - Phases I & II (2) (3)	Richmond, VA	Publix	72	54%	Q4-2018	2H-2020	2023	27,764	70%	6 - 7%
East San Marco (2)	Jacksonville, FL	Publix	59	71%	Q4-2020	2H-2022	2024	19,519	36%	7 - 8%
Eastfield at Baybrook (2) (3)	Houston, TX	H.E.B.	55	100%	Q4-2020	2H-2021	2022	2,337	88%	7% +/-
Redevelopments			3,438	86%				$296,469	49%	7 - 8%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	252	95%	Q3-2018	2H-2019	2022	21,327	89%	8 - 9%
The Crossing Clarendon (3)	Metro, DC	Life Time	135	3%	Q4-2018	1H-2022	2022	57,832	57%	8% +/-
The Abbot	Boston, MA	Retail/Office Users	65	23%	Q2-2019	2H-2022	2023	56,380	65%	8 - 9%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	507	93%	Q3-2019	2H-2020	2022	12,115	67%	9 - 10%
West Bird Plaza	Miami, FL	Publix	99	97%	Q4-2019	2H-2021	2022	10,338	66%	7% +/-
Preston Oaks (2)	Dallas, TX	H.E.B.	103	78%	Q4-2020	1H-2021	2023	22,327	40%	6% +/-
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	1,073	89%	Q4-2020	2H-2021	2026	55,000	32%	5% +/-
Westbard Square Phase I (3) (4)	Bethesda, MD	Giant	123	57%	Q2-2021	2H-2023	2025	37,038	10%	6% +/-
Various Redevelopments (est costs < $10 million individually)			1,082	95%				24,112	48%	10% +/-
Total In-Process (In Construction)			3,623	85%				$346,088	50%	7 - 8%

In Process Development and Redevelopment Descriptions
Ground-up Developments
Carytown Exchange - Phases I & II

Located in Richmond's most desirable retail corridor, Carytown is a ground-up development anchored by Publix and complemented by street retail and structured parking. Construction on Shop Bldg B continues, while the Publix, Shop Bldg E, and structured parking are now complete. Phase II commenced in 2Q21, and includes further value creation in the form of two additional multi-tenant buildings (Shop Bldgs A & C) totaling 36k SF.

East San Marco

Located in one of the most desirable areas of Jacksonville, Florida, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel will be sold to a residential builder for housing.

Eastfield at Baybrook	Ground-up development in Houston, TX, featuring the market's leading grocer, H.E.B. The scope for Phase 1A calls for H.E.B. to construct a 106k SF grocery store, along with a fuel center/carwash.
Ground-up Developments
Bloomingdale Square

Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14k SF retail shop building; facade renovations and enhancements to remaining center.

The Crossing Clarendon (fka Market Common Clarendon)

Redevelopment of vacant, four-story, 1960's-era office building into a modern 130K SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time.

The Abbot	Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancement.
West Bird Plaza	Redevelopment includes the demolition of Publix and adjacent CVS space to construct a new 48K SF Publix; update façade and additional site work improvements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101,000 SF, H.E.B. Central Market anchored shopping center located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued densification and enhancement of a premier location and A mall that includes addition of new retail that will augment the evolving merchandising mix, a new hotel by a best-in-class developer on a ground lease and redevelopment of the former J.C. Penney space. Redevelopment represents multiple phases occurring over approximately 4 years, with expected stabilization around 2026.

Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level building, 2 gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs are less than $10 Million.

(1)	Scope, economics and timing of development and redevelopment projects could change materially from estimates provided. Amounts reported are at Regency’s pro-rata share.
(2)	Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)	GLA and % Leased for Carytown and Eastfield at Baybrook represents REG prorata share, The Crossing Clarendon represents office building only, and Westbard Square Phase I represents phase I only.
(4)

Estimated costs are net of expected land sale proceeds of $50m.  Combined net project costs for phase I and future phases are expected to be $110m - $120m with an incremental yield of 6% - 7%.  Please reference pipeline disclosure for information on the future phase(s) of the project.

Note: Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $370,001 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 46% for Ground-up Developments and Redevelopments In-Process.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) over the total project costs.

Supplemental Information	17

Major Developments and Redevelopments Pipeline and Current Year Completions

June 30, 2021

(in thousands)

Select Operating Properties with Near Term Developments and Redevelopment*
Shopping Center Name	Market	Center GLA	Center % Leased	Est Project Start	REG’s Est Net Project Costs	Current Description
Costa Verde Center	San Diego, CA	179	66%	2022	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.   Entitlements for 575,000 sf of commercial space (retail/office) and a 200 room hotel were approved in December 2020.

Gateway Plaza at Aventura	Miami, FL	30	0%	2022	$10,000 - $15,000	Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing retail (former Babies R Us box) with potential to add a grocer and additional retail GLA to the center.
Town and Country Center	Los Angeles, CA	230	37%	2022	$20,000 - $30,000

Redevelopment of former 3-level K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing total ownership interest to 35%.

Westbard Square Future Phase(s) (1)	Bethesda, MD	44	0%	2024	$70,000 - $85,000	Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement	Est Stabilization Year	REG's Est Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Point 50	Metro, DC	48	100%	Q4-2018	2H-2020	2023	17,504	90%	8%
Various Redevelopments (est costs < $10 million individually)		574	92%				7,646	95%	8%
Total Completions		622	93%				25,150	91%	8%

*Selection reflects material under-earning assets. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

(1)	GLA and % leased representative of Westbard Square’s future phase(s). Estimated net project costs are net of townhome sales.

Supplemental Information	18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2021

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2021	432	1,881	$25.11	2.7%	5.8	$5.21
1st Quarter 2021	381	1,486	24.54	0.2%	5.4	3.02
4th Quarter 2020	413	1,662	24.55	0.6%	6.1	7.72
3rd Quarter 2020	335	1,414	23.48	1.2%	4.9	3.23
Total - 12 months	1,561	6,443	$24.46	1.2%	5.6	$4.92

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2021	116	320	$29.80	-0.2%	8.6	$25.38
1st Quarter 2021	79	266	25.28	-1.4%	7.8	16.51
4th Quarter 2020	91	316	25.34	1.7%	9.0	37.06
3rd Quarter 2020	72	183	31.80	-3.4%	7.0	19.97
Total - 12 months	358	1,085	$27.77	-0.5%	8.3	$26.45

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2021	316	1,561	$24.04	3.6%	5.1	$0.62
1st Quarter 2021	302	1,220	24.41	0.5%	4.9	0.76
4th Quarter 2020	322	1,346	24.35	0.3%	5.4	0.49
3rd Quarter 2020	263	1,231	22.40	2.2%	4.6	1.04
Total - 12 months	1,203	5,358	$23.82	1.7%	5.0	$0.72

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
2nd Quarter 2021	527	2,147	$25.34		5.7	$7.46
1st Quarter 2021	446	1,776	23.13		5.2	6.15
4th Quarter 2020	480	2,153	23.01		6.0	9.37
3rd Quarter 2020	404	1,660	23.78		4.9	5.61
Total - 12 months	1,857	7,736	$23.82		5.5	$7.30

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	19

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2021

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	74	9,255	92.5%	$247,238	$28.91	18.4%	22.2%	27.7%
Florida	96	10,996	92.9%	195,976	19.16	23.8%	26.4%	22.0%
Texas	30	3,374	89.8%	61,479	20.26	7.4%	8.1%	6.9%
New York	12	1,427	90.2%	51,019	39.67	3.0%	3.4%	5.7%
Georgia	22	2,065	91.1%	42,344	22.31	5.5%	5.0%	4.8%
Virginia	21	1,674	84.7%	38,240	26.98	5.2%	4.0%	4.3%
Connecticut	15	1,538	93.7%	34,454	23.73	3.7%	3.7%	3.9%
Washington	16	1,164	96.5%	31,455	28.05	4.0%	2.8%	3.5%
Illinois	9	1,311	94.7%	25,137	20.12	2.2%	3.1%	2.8%
Massachusetts	8	898	93.0%	21,582	25.75	2.0%	2.2%	2.4%
North Carolina	17	1,223	95.4%	23,156	19.85	4.2%	2.9%	2.6%
Colorado	19	1,404	94.0%	20,664	15.61	4.7%	3.4%	2.3%
Maryland	12	754	92.5%	17,607	25.64	3.0%	1.8%	2.0%
Ohio	8	1,211	97.9%	15,678	13.11	2.0%	2.9%	1.8%
Oregon	8	779	94.8%	14,820	19.94	2.0%	1.9%	1.7%
Pennsylvania	9	588	91.7%	14,299	25.84	2.2%	1.4%	1.6%
New Jersey	5	333	96.3%	10,238	31.88	1.2%	0.8%	1.1%
Indiana	3	335	95.4%	5,325	16.69	0.7%	0.8%	0.6%
Tennessee	3	318	93.9%	5,069	16.80	0.7%	0.8%	0.6%
Missouri	4	408	100.0%	4,423	10.83	1.0%	1.0%	0.5%
Delaware	2	257	75.5%	3,789	19.52	0.5%	0.6%	0.4%
Minnesota	5	205	97.8%	3,538	17.62	1.2%	0.5%	0.4%
South Carolina	2	83	99.0%	2,039	24.84	0.5%	0.2%	0.2%
Washington, D.C.	2	12	90.5%	834	74.16	0.5%	0.0%	0.1%
Michigan	1	97	74.0%	612	8.51	0.2%	0.2%	0.1%
Total All Properties	403	41,709	92.5%	$891,015	$23.05	100.0%	100.0%	100.0%

(1)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2021

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,738	91.2%	$60,933	$38.42	4.0%	4.2%	6.8%
Los Angeles-Long Beach-Anaheim	25	2,452	94.6%	67,585	29.14	6.2%	5.9%	7.6%
Chicago-Naperville-Elgin	10	1,590	95.5%	29,531	19.45	2.5%	3.8%	3.3%
Dallas-Fort Worth-Arlington	11	747	91.8%	15,342	22.38	2.7%	1.8%	1.7%
Houston-Woodlands-Sugar Land	14	1,642	96.1%	29,665	18.81	3.5%	3.9%	3.3%
Washington-Arlington-Alexandri	27	1,885	86.9%	45,788	27.94	6.7%	4.5%	5.1%
Philadelphia-Camden-Wilmington	8	698	84.2%	14,574	24.80	2.0%	1.7%	1.6%
Miami-Ft Lauderdale-PompanoBch	41	5,341	91.2%	103,975	21.33	10.2%	12.8%	11.7%
Atlanta-SandySprings-Alpharett	22	2,065	91.1%	42,344	22.52	5.5%	5.0%	4.8%
Phoenix-Mesa-Chandler	--	--	--	--	--	--	--	--
Boston-Cambridge-Newton	8	898	93.0%	21,582	25.85	2.0%	2.2%	2.4%
San Francisco-Oakland-Berkeley	20	3,529	89.7%	95,474	30.15	5.0%	8.5%	10.7%
Rvrside-San Bernardino-Ontario	1	99	100.0%	3,029	30.67	0.2%	0.2%	0.3%
Detroit-Warren-Dearborn	--	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,164	96.5%	31,455	28.00	4.0%	2.8%	3.5%
Minneapol-St. Paul-Bloomington	5	205	97.8%	3,538	17.61	1.2%	0.5%	0.4%
San Diego-Chula Vista-Carlsbad	11	1,541	93.2%	41,498	28.89	2.7%	3.7%	4.7%
Tampa-St Petersburg-Clearwater	9	1,290	96.0%	23,694	19.13	2.2%	3.1%	2.7%
Denver-Aurora-Lakewood	11	937	93.8%	13,488	15.35	2.7%	2.2%	1.5%
St. Louis	4	408	100.0%	4,423	10.83	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	94.0%	7,796	23.25	1.2%	0.9%	0.9%
Charlotte-Concord-Gastonia	4	232	87.2%	4,426	21.84	1.0%	0.6%	0.5%
Orlando-Kissimmee-Sanford	8	809	93.9%	13,969	18.38	2.0%	1.9%	1.6%
San Antonio-New Braunfels	--	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.1%	8,454	20.37	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	281	30,064	92.4%	$682,562	$23.50	69.7%	72.1%	76.6%

CBSAs Ranked 26 - 50 by Population	62	6,567	92.2%	113,374	18.68	15.4%	15.7%	12.7%

CBSAs Ranked 51 - 75 by Population	22	1,944	94.4%	47,915	25.72	5.5%	4.7%	5.4%

CBSAs Ranked 76 - 100 by Population	12	760	96.7%	12,161	16.55	3.0%	1.8%	1.4%

Other CBSAs	26	2,373	92.6%	35,004	15.93	6.5%	5.7%	3.9%

Total All Properties	403	41,709	92.5%	$891,015	$23.05	100.0%	100.0%	100.0%

(1)	2020 Population Data Source: Synergos Technologies, Inc.
(1)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

June 30, 2021

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,819	7.3%	$31,148	3.5%	68	11
2	Kroger Co. (1)	2,731	7.1%	27,031	3.0%	53	15
3	Albertsons Companies, Inc. (2)	1,794	4.7%	27,010	3.0%	45	17
4	Amazon/Whole Foods	1,099	2.9%	23,608	2.6%	35	13
5	TJX Companies, Inc. (3)	1,322	3.4%	22,675	2.5%	60	18
6	CVS	652	1.7%	14,664	1.6%	56	19
7	Ahold/Delhaize (4)	455	1.2%	11,363	1.3%	12	6
8	L.A. Fitness Sports Club	487	1.3%	9,995	1.1%	14	4
9	Trader Joe's	271	0.7%	8,913	1.0%	27	7
10	Ross Dress For Less	545	1.4%	8,579	1.0%	25	9
11	Nordstrom (5)	279	0.7%	7,585	0.9%	8	-
12	Starbucks	133	0.3%	7,247	0.8%	90	27
13	Gap, Inc (6)	228	0.6%	7,247	0.8%	17	2
14	JPMorgan Chase Bank	125	0.3%	7,163	0.8%	41	11
15	Petco Health & Wellness Company, Inc. (7)	284	0.7%	7,093	0.8%	33	10
16	H.E. Butt Grocery Company (8)	443	1.2%	6,790	0.8%	6	1
17	JAB Holding Company (9)	169	0.4%	6,735	0.8%	62	15
18	Bank of America	124	0.3%	6,677	0.7%	41	15
19	Wells Fargo Bank	123	0.3%	6,184	0.7%	45	18
20	Bed Bath & Beyond Inc. (10)	341	0.9%	6,155	0.7%	12	-
21	Kohl's	586	1.5%	5,803	0.7%	7	1
22	Walgreens Boots Alliance (11)	223	0.6%	5,473	0.6%	22	9
23	Best Buy	229	0.6%	5,353	0.6%	7	1
24	Target	520	1.4%	4,947	0.6%	5	2
25	T-Mobile (12)	115	0.3%	4,930	0.6%	80	30
26	Ulta	163	0.4%	4,797	0.5%	17	1
27	Dick's Sporting Goods, Inc.	274	0.7%	4,787	0.5%	4	-
28	AT&T, Inc (13)	104	0.3%	4,597	0.5%	57	13
29	Burlington	359	0.9%	4,252	0.5%	9	2
30	Staples	183	0.5%	4,191	0.5%	10	1
31	Wal-Mart	630	1.6%	4,186	0.5%	6	-
	Top Tenants	17,810	46.2%	$307,178	34.5%	974	278

(1)	Kroger 20 / King Soopers 11 / Harris Teeter 8 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)	TJ Maxx 25 / Homegoods 17 / Marshalls 16 / Homesense 1 / Sierra Trading Post 1
(4)	Giant 8 / Stop & Shop 3 / Food Lion 1
(5)	Nordstrom Rack 8
(6)	Old Navy 12 / The Gap 1 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(7)	Petco 27 / Unleashed by Petco 6
(8)	H.E.B. 5 / Central Market 1
(9)	Panera 31 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)	Bed Bath & Beyond 10 / Buy Buy Baby 1 / Harmon Face Values 1
(11)	Walgreens 21 / Duane Reade 1
(12)	T-Mobile 46 / Sprint 23 / MetroPC 10 / Connectivity Source 1
(13)	AT&T 50 / Cricket 7

Supplemental Information	22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2021

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	141	0.4%	0.2%	$12.69
2021	137	0.4%	0.2%	13.72
2022	2,820	7.4%	4.6%	14.26
2023	2,532	6.6%	4.6%	16.05
2024	3,316	8.7%	5.8%	15.31
2025	2,892	7.6%	5.1%	15.48
2026	3,024	7.9%	5.4%	15.67
2027	1,481	3.9%	3.0%	17.52
2028	1,573	4.1%	3.3%	18.61
2029	1,210	3.2%	1.7%	12.54
2030	1,219	3.2%	2.4%	17.00
2031	744	1.9%	1.6%	19.05
10 Year Total	21,090	55.2%	38.0%	$15.78
Thereafter	3,368	8.8%	6.1%	15.98
	24,458	64.0%	44.1%	$15.81

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	308	0.8%	1.1%	$31.29
2021	702	1.8%	2.6%	32.73
2022	2,125	5.6%	8.2%	33.77
2023	2,103	5.5%	8.3%	34.67
2024	1,948	5.1%	7.6%	34.32
2025	1,830	4.8%	7.6%	36.37
2026	1,554	4.1%	6.3%	35.52
2027	736	1.9%	3.1%	37.39
2028	673	1.8%	3.1%	40.06
2029	493	1.3%	2.3%	40.45
2030	544	1.4%	2.5%	39.96
2031	438	1.1%	1.9%	37.03
10 Year Total	13,454	35.2%	54.6%	$35.55
Thereafter	306	0.8%	1.3%	36.53
	13,760	36.0%	55.9%	$35.57

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	450	1.2%	1.3%	$25.44
2021	839	2.2%	2.8%	29.62
2022	4,945	12.9%	12.8%	22.64
2023	4,636	12.1%	13.0%	24.50
2024	5,264	13.8%	13.4%	22.34
2025	4,722	12.4%	12.7%	23.58
2026	4,578	12.0%	11.7%	22.41
2027	2,217	5.8%	6.1%	24.12
2028	2,246	5.9%	6.4%	25.04
2029	1,702	4.5%	4.0%	20.62
2030	1,763	4.6%	4.8%	24.09
2031	1,182	3.1%	3.5%	25.71
10 Year Total	34,544	90.4%	92.6%	$23.48
Thereafter	3,673	9.6%	7.4%	17.69
	38,217	100%	100%	$22.92

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	23

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$13.77
	4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	245	245	94.7%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$32.94
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	97.8%		143	58	Albertsons, (Target)	$29.80
	Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	98.7%			42	Von's, Kohl's, CVS	$27.16
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	97.0%			32	Mollie Stone's Market, CVS	$26.33
	Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.4%			34	Safeway	$27.96
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.3%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy	$20.62
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	82.1%				Marshalls	$34.14
	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.5%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$32.31
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	92.0%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$22.99
	Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%			66	Safeway, CVS	$17.77
(2)	Costa Verde Center			CA	San Diego-Chula Vista-Carlsbad	179	179	66.1%			40	Bristol Farms, Bookstar, The Boxing Club	$23.31
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	88.2%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.39
	Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	97.9%		53	53	(Safeway), (CVS), Beverages & More!	$41.75
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	95.6%			31	Bristol Farms, CVS	$37.30
	El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	82.2%			78	Trader Joe's, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, (CVS)	$29.76
	El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	96.0%			42	Von's, Children's Paradise, ACE Hardware	$19.05
	Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$33.69
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.06
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	100.0%			44	Stater Bros, CVS	$26.73
	Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	96.0%			55	Ralphs, CVS	$37.05
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$29.81
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	83.8%				Lowe's, TJ Maxx	$6.52
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$25.42
	Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	95.1%			52	Ralphs	$26.63
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	94.7%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace	$41.41
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	95.8%		39	39	(Albertsons), CVS	$29.16

Supplemental Information	24

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	95.5%			26	PETCO	$35.33
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.32
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	98.8%			43	Stater Bros.	$24.24
	Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	91.0%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.28
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.30
	Oak Shade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.34
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	86.2%			44	Gelson's Markets, (CVS), (Ace Hardware)	$19.71
(2)	Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Berkeley	146	73	90.2%				University of CA	$88.12
	Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	96.1%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.43
	Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	81.8%				The Container Store, Trufusion, Talbots, The Cheesecake Factory	$44.35
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$27.74
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	99.1%				Target, Burlington, Ross Dress for Less, Homegoods	$23.89
	Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	96.9%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$21.23
	Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	91.2%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco	$33.40
	Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	93.9%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Old Navy	$34.72
	Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.02
	Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$19.24
	Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	96.0%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$23.72
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.81
	San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.27
	Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$32.40
	San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.24
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	91.5%			48	Pavilions, CVS	$26.21
(2)	Sequoia Station			CA	San Francisco-Oakland-Berkeley	103	103	81.1%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy	$43.04
	Serramonte Center			CA	San Francisco-Oakland-Berkeley	1073	1073	88.8%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, Buy Buy Baby, Cost Plus World Market, DAISO, H&M, Old Navy, Party City, Ross, TJ Maxx, Uniqlo, Crunch Gym	$25.71

Supplemental Information	25

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	96.9%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$24.45
Silverado Plaza	GRI	40%	CA	Napa	85	34	96.3%			32	Nob Hill, CVS	$21.67
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$20.81
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.82
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	97.6%			56	Safeway, CVS, Alamo Hardware	$25.93
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	97.2%			52	Ralphs, Trader Joe's	$41.29
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	97.2%			35	Safeway,CVS, Petco	$26.68
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	96.2%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$39.85
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	37.5%			41	Whole Foods, CVS, Citibank	$49.13
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$32.98
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	99.1%			41	Ralphs, Rite Aid	$21.51
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	97.5%			45	Target, Grocer	$21.56
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.23
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	98.5%			37	Whole Foods	$36.11
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.58
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	97.0%			25	Safeway, Rite Aid	$18.50
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	93.8%			72	Von's, Sprouts, (CVS)	$38.93
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	249	249	72.1%				REI, UFC Gym, Old Navy, Ulta, Five Below	$28.96
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	99.2%			78	El Super	$16.70
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		(Target),Chuck E. Cheese, Marshalls	$25.01
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	98.6%				Sports Basement,TJ Maxx	$38.07
			CA		11,165	9,255	92.5%	92.7%	501	2,670		$28.91
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	90.9%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$15.16
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	80.9%			44	Safeway, Jo-Ann Fabrics, PETCO, HomeGoods	$18.43
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	94.6%			65	King Soopers	$19.70
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	77.9%		53	53	(Safeway), One Hour Optical	$30.74
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	94.3%			62	King Soopers, Ace Hardware	$11.63
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.58
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	95.4%			72	King Soopers	$11.03
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.46
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$37.97
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$24.45
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	98.7%			66	King Soopers	$11.49
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	98.5%			78	King Soopers	$11.36

Supplemental Information	26

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	93.3%			61	King Soopers	$11.83
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$33.02
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.54
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	93.2%			55	King Soopers	$11.47
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$26.79
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.68
Woodmen Plaza			CO	Colorado Springs	116	116	91.8%			70	King Soopers	$13.17
			CO		1,947	1,404	94.0%	94.0%	403	1,119		$15.61
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$28.20
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	89.4%				Old Navy, The Clubhouse	$29.71
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	93.0%				-	$44.59
Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.0%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Staples, Burlington Coat Factory	$15.18
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$52.85
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.49
Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	92.2%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$29.88
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	95.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.34
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$19.35
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	88.4%				Fairfield University Bookstore, Merril Lynch	$33.17
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
Southbury Green			CT	New Haven-Milford	156	156	83.8%			60	ShopRite, Homegoods	$21.73
Westport Row			CT	Bridgeport-Stamford-Norwalk	90	90	81.1%			22	The Fresh Market	$43.92
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,649	1,538	93.7%	93.7%	0	358		$23.73
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$39.46
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%				-	$109.81
			DC		40	12	90.5%	90.5%	0	12		$74.16
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	73.9%			49	Acme Markets, Edge Fitness	$18.73
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$25.32
			DE		296	257	75.5%	75.5%	0	49		$19.52
Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$14.09
Atlantic Village			FL	Jacksonville	110	110	96.4%				LA Fitness, Pet Supplies Plus	$17.60
Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	94.9%			49	Publix, CVS	$36.06

Supplemental Information	27

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.31
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	33	33	0.0%				-	$0.00
	Berkshire Commons			FL	Naples-Marco Island	110	110	98.9%			66	Publix, Walgreens	$14.98
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.54
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	96.7%			44	Winn-Dixie, CVS, Goodwill	$24.43
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	95.2%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$18.74
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	96.6%			36	Publix, CVS	$23.20
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	97.9%			46	Publix, Citi Trends, Pet Supermarket	$16.49
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	97.2%			54	Publix, CVS	$20.78
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.99
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	61.0%		98		(Kohl's)	$51.21
	Carriage Gate			FL	Tallahassee	73	73	92.9%			13	Trader Joe's, TJ Maxx	$23.91
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.49
	Charlotte Square			FL	Punta Gorda	91	91	90.1%			44	WalMart, Buffet City	$11.02
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	96.3%			54	Publix, Pet Smart	$26.86
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.1%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$13.20
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	91.2%			25	Aldi, Walgreens	$32.95
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	91.5%			51	Publix	$14.30
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	90.5%			40	Publix, CVS	$20.54
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	68.9%			46	Publix, Ross Dress for Less	$24.17
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	71.3%			39	Publix	$26.20
	Fleming Island			FL	Jacksonville	132	132	97.5%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.67
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	90.8%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$27.62
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	98.7%			42	Publix	$18.97
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$19.55
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.88
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	93.2%			50	Publix, Bealls	$16.09
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	97.0%		86	40	Publix, Metro-Dade Public Library, YouFit Health Club, Goodwill, CVS, (Kendall Ice Arena)	$17.63
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.38
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.01
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.87
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	94.3%				LA Fitness, Walgreens	$24.18

Supplemental Information	28

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.0%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.83
Mandarin Landing			FL	Jacksonville	140	140	71.5%			50	Whole Foods, Aveda Institute	$19.63
Millhopper Shopping Center			FL	Gainesville	85	85	95.0%			46	Publix	$18.53
Naples Walk			FL	Naples-Marco Island	125	125	97.8%			51	Publix	$18.21
Newberry Square			FL	Gainesville	181	181	93.2%			40	Publix, Floor & Décor, Dollar Tree	$9.49
Nocatee Town Center			FL	Jacksonville	112	112	97.7%			54	Publix	$21.03
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.2%			48	Publix	$15.44
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.69
Ocala Corners			FL	Tallahassee	87	87	92.4%			61	Publix	$14.73
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.02
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.88
Pavillion			FL	Naples-Marco Island	168	168	94.6%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.89
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	98.0%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.78
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.8%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$18.62
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.17
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	92.3%		173	47	Whole Foods, (Target)	$39.63
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	92.2%			51	Publix, Eddie V's	$28.46
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	93.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$16.13
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	92.4%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$21.99
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	95.9%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michaels, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.15
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	90.5%			40	Publix, Beall's, Harbor Freight Tools	$11.82
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	87.7%			36	Publix, Walgreens, Dollar Tree	$12.45
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	97.4%			54	Publix	$23.38
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.0%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington	$19.19
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	87.8%			46	Winn-Dixie, CVS	$18.86
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$21.27
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.41

Supplemental Information	29

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	111	111	100.0%			46	Publix	$22.89
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.26
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	63.8%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.26
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.82
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	92.5%			48	Publix, Goodwill	$20.13
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	100.0%				-	$25.65
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	86.6%				-	$21.25
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$25.34
	Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	91.7%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$24.90
	South Beach Regional			FL	Jacksonville	308	308	84.5%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$16.79
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.99
	Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
	Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	94.1%		143		Kohl's, (Target)	$6.71
	Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	86.8%			38	Publix, Dollar Tree, Retro Fitness	$12.08
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	98.2%			52	Publix, LA Fitness	$22.12
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%				-	$23.90
(2)	The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	98.0%			29	Sprouts	$27.28
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$10.89
	Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	73.3%				PETCO	$34.53
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$17.59
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.39
	University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$32.25
	Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	98.1%			50	Publix, PGA Tour Superstore, Walgreens, Barnes & Noble	$21.61
	Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.26
	Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	89.6%			47	Publix, Dollar Tree	$13.77
	Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	98.8%			45	Publix, CVS	$24.63
	West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.3%			38	Publix	$27.52
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$19.59
	Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.03
	Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$20.70
	Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	95.7%			44	Publix	$21.47
				FL		11,611	10,996	92.9%	93.3%	1,049	3,474		$19.16
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	97.2%				Harbor Freight Tools	$22.71
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.06

Supplemental Information	30

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.4%			43	Publix, Party City, Shoe Carnival, TJ Maxx, Burlington	$17.07
Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	91.0%			38	Publix	$17.36
Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	86.7%			25	Lidl, Dance 101	$28.17
Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	100.0%				-	$30.35
Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.76
Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	42.8%			41	-	$26.56
Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	98.0%			37	Publix	$22.60
Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$18.20
Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.32
Dunwoody Hall	USAA	20%	GA	Atlanta-SandySprings-Alpharett	86	17	93.8%			44	Publix	$20.47
Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	87.8%			18	The Fresh Market, Walgreens, Dunwoody Prep	$20.59
Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	98.6%			31	Publix	$24.20
Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$38.83
Piedmont Peachtree Crossing			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Kroger, Binders Art Supplies & Frames	$18.84
Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	101	101	100.0%				HomeGoods, PETCO	$32.28
Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	79	79	87.3%			48	Publix, The Juice Box	$10.30
Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	88.4%			63	Kroger	$12.92
Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	92.5%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$23.93
The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	48.9%				(CVS)	$10.34
Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	79.6%				-	$26.66
			GA		2,134	2,065	91.1%	91.1%	0	551		$22.31
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.45
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	84.9%				PETCO	$37.63
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	89.2%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$25.06
Hinsdale			IL	Chicago-Naperville-Elgin	185	185	89.4%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.46
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	96.7%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.57
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	97.5%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.45
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$22.56
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	92.4%			80	Mariano's Fresh Market, Goodwill	$18.47

Supplemental Information	31

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.91
			IL		1,655	1,311	94.7%	94.7%	0	467		$20.12
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	99.2%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$15.88
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	76.2%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.53
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	76.4%			12	Trader Joe's	$27.56
			IN		418	335	95.4%	95.4%	64	116		$16.69
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	97.1%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$24.66
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	90.8%			11	Trader Joe's, La-Z-Boy, PetSmart	$29.88
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$26.55
The Abbot			MA	Boston-Cambridge-Newton	65	65	22.7%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.37
			MA		898	898	93.0%	93.0%	0	416		$25.75
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	100.0%			9	Trader Joe's	$40.57
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	93.8%			70	Shoppers Food Warehouse, Dollar Tree	$18.69
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	87.8%			10	Trader Joe's	$40.34
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	93.3%				-	$40.33
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.8%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.89
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	92.0%			44	Shoppers Food Warehouse	$21.78
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	100.0%			64	Lidl	$14.07
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	97.4%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's, Surplus Freight	$15.54
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	92.4%		75	63	Giant, (Sunrise)	$29.23
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$28.20
Westbard Square			MD	Washington-Arlington-Alexandri	213	213	86.6%			55	Giant, Citgo, Bowlmor AMF	$32.01
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	94.3%				CVS	$33.96
			MD		1,400	754	92.5%	92.5%	75	374		$25.64
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.51
			MI		97	97	74.0%	74.0%	0	0		$8.51

Supplemental Information	32

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	179	45	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$16.74
Cedar Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	97.6%			50	Whole Foods	$27.84
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$25.59
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.5%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.46
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.66
			MN		668	205	97.8%	97.8%	87	183		$17.62
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.34
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.27
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.07
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.12
			MO		408	408	100.0%	100.0%	388	314		$10.83
Carmel Commons			NC	Charlotte-Concord-Gastonia	135	135	79.1%			14	The Fresh Market, Chuck E. Cheese, Party City	$24.05
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$17.12
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$27.82
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$17.82
Holly Park			NC	Raleigh-Cary	160	160	99.0%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$18.30
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$13.29
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$23.93
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$19.57
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	93	19	86.3%			30	Whole Foods, Walgreens	$19.19
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$18.97
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.9%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.14
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.61
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	92.4%			24	The Fresh Market	$20.15
Village District	C	30%	NC	Raleigh-Cary	559	168	92.4%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble	$25.03
Village Plaza	C	20%	NC	Durham-Chapel Hill	74	15	91.0%			42	Whole Foods	$22.18
Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	97.9%			49	Publix	$17.17
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.6%			41	Food Lion, ACE Hardware	$14.01

Supplemental Information	33

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
			NC		2,103	1,223	95.4%	95.4%	0	795		$19.85
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.82
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	94.8%			44	Whole Foods	$29.59
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.06
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	82.1%			60	Shop Rite	$17.66
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	93.2%			70	ShopRite	$26.53
			NJ		572	333	96.3%	96.3%	0	258		$31.88
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$127.71
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	100.0%			11	Trader Joe's, Staples, Michaels	$33.28
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Bob's Discount Furniture, TJ Maxx, Blink Fitness, Best Buy	$41.31
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.56
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	98.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$49.37
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	95.0%				-	$37.36
Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	58.4%			18	Ulta, The Learning Experience, Mom's Organic Market	$33.78
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	98.1%			52	King Kullen, Ace Hardware	$29.47
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.67
Westbury Plaza			NY	New York-Newark-Jersey City	397	397	97.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.87
			NY		1,511	1,427	90.2%	90.2%	0	357		$39.67
Cherry Grove			OH	Cincinnati	196	196	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.13
East Pointe			OH	Columbus	109	109	94.3%			76	Kroger	$10.65
Hyde Park			OH	Cincinnati	401	401	97.4%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.88
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.22
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.84
Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.61
Regency Commons			OH	Cincinnati	34	34	79.2%				-	$26.47
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.20
			OH		1,211	1,211	97.9%	97.9%	90	685		$13.11
Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michaels	$22.42

Supplemental Information	34

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$16.23
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	88.7%			41	Safeway, Planet Fitness	$20.09
	Northgate Marketplace			OR	Medford	81	81	91.6%			13	Trader Joe's, REI, PETCO	$22.83
	Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.13
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.97
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.18
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	96.8%				Bed Bath & Beyond	$21.83
				OR		835	779	94.8%	94.8%	0	215		$19.94
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$16.14
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	83.5%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.23
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	96.7%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.94
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.63
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	94.7%			51	Weis Markets	$24.32
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	91.0%			56	Acme Markets, Michael's	$18.83
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	97.6%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.93
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	40.4%			51	-	$28.05
				PA		989	588	91.7%	91.7%	244	375		$25.84
	Indigo Square			SC	Charleston-North Charleston	51	51	98.4%			22	Publix	$29.50
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$17.49
				SC		131	83	99.0%	99.0%	0	59		$24.84
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$16.02
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	138	138	86.0%			75	Kroger	$14.40
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$19.98
				TN		318	318	93.9%	93.9%	0	214		$16.80
	Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.0%			68	Kroger, Walgreens	$21.02
	Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	96.6%			83	Kroger	$11.70
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	97.9%			40	Whole Foods	$29.15
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	93.8%				CVS	$26.64
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	90.8%			63	Kroger	$19.14
(2)	Eastfield at Baybrook	O	50%	TX	Houston-Woodlands-Sugar Land	106	53	100.0%			106	H.E.B	$3.16
	Hancock			TX	Austin-Round Rock-Georgetown	414	414	55.8%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness, Firestone Complete Auto Care	$20.85
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$47.93

Supplemental Information	35

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	97.9%			79	H.E.B.	$24.82
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.3%			64	Tom Thumb	$16.49
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	78.8%		63	63	(Wal-Mart)	$28.18
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$21.43
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.1%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.68
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	94.5%			100	Kroger	$16.41
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.93
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$21.10
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	96.1%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$23.18
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.09
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	77.5%			30	Central Market, Talbots	$33.87
	Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	87.3%			61	Kroger	$14.31
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	89.1%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.06
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.6%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.54
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	94.4%			63	Kroger, CVS	$21.14
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	94.6%			65	Kroger, Walgreens	$17.98
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	90.6%			84	H.E.B., Pinstack	$23.56
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.1%			100	Kroger	$16.87
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.82
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	94.9%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.94
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	97.9%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.17
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	91.5%			45	Whole Foods	$30.13
				TX		4,083	3,374	89.8%	90.1%	190	1,706		$20.26
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.64
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$32.99
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.22
(2)	Carytown Exchange	M	55%	VA	Richmond	116	116	66.6%			38	Publix, CVS	$22.87
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	95.1%			55	United States Coast Guard Ex, Planet Fitness	$19.35
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Grocer	$29.75

Supplemental Information	36

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	79.9%			32	Amazon Fresh, Homesense	$29.26
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	100.0%			50	Giant	$26.92
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.1%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness, Big Blue Swim School, Total Wine and More	$27.91
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.57
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	98.0%			20	PGA Tour Superstore	$32.18
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$32.74
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	68.9%			63	Grocer	$26.99
The Crossing Clarendon (fka Market Common Clarendon)			VA	Washington-Arlington-Alexandri	426	426	60.3%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory	$35.30
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	98.2%			56	Giant	$21.86
Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	93.8%			52	Harris Teeter	$19.11
The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$22.78
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	95.6%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$26.67
Village Shopping Center	GRI	40%	VA	Richmond	116	46	85.9%			45	Publix, CVS	$24.63
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	88.8%				CVS, Fashion K City	$27.36
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$27.34
			VA		3,025	1,674	84.7%	86.1%	141	960		$26.98
6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%				-	$18.87
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.8%			49	Safeway, TJ Maxx	$17.02
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	94.0%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$29.44
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	99.3%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$34.34
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.5%			64	Quality Food Centers, Gold's Gym, Mosaic Salon Group	$29.05
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.0%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Planet Fitness, Big 5 Sporting Goods, Dollar Tree	$12.58
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$30.75
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	98.3%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.46
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$43.98

Supplemental Information	37

Portfolio Summary Report By State

March 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	90.5%		40	40	(QFC)	$35.56
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$35.05
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	93.4%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$28.70
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	97.0%			41	Quality Food Centers, Rite Aid	$25.41
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.52
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$36.00
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	93.0%		112		(Target)	$31.79
			WA		1,737	1,164	96.5%	96.5%	437	484		$28.05

Regency Centers Total					50,901	41,709	92.5%	92.8%	3,670	16,212		$23.05

(1)	Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information	38

Components of Net Asset Value (NAV)

As of June 30, 2021

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$191,457
Share of JV NOI (page 7)	$25,378
Less: Noncontrolling Interests (page 7)	$(2,021)

Quarterly Base Rent From Leases Signed But Not Yet Rent-Paying
Retail Operating Properties Excluding In-Process Redevelopments	$2,346

Real Estate: In-Process Ground Up Developments and Redevelopments
In-Process Ground Up Development
REG's Estimated Net Project Costs (page 17)	$49,619
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$3,460
% of Costs Incurred (page 17)	58%
Construction in Progress	$28,590

NOI from In-Process Ground Up Development - Current Quarter
In-place NOI from Current Year Ground Up Development Completions	$-
In-place NOI from In-Process Ground Up Developments	$137

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$296,469
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$21,848
% of Costs Incurred (page 17)	49%
Construction in Progress	$145,500

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$296
In-place NOI from In-Process Redevelopments	$560

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$7,355
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(268)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$39,753
Outparcels at retail operating properties	11,564
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$76,317

Regency's Pro-rata Share (page 3 & 6)
Cash and Cash Equivalents	$307,734
Tenant and other receivables, excluding Straight line rent receivables	$48,036
Other Assets, excluding Goodwill	$124,310

Liabilities

Regency's Pro-rata Share (page 3 & 6)
Notes payable	$4,152,186
Accounts payable and other liabilities	$335,694
Tenants' security, escrow deposits	$61,594

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	170,627

Supplemental Information	39

Supplemental Details of Lease Income (Pro Rata)

COVID-19 Related Disclosure

For the Three Months and Six Months Ended June 30, 2021

(unaudited and in thousands)

For the Three Months Ended June 30, 2021

Composition of Lease Income	Total Pro Rata
Base rent	$213,678
Recoveries from tenants	77,134
Percentage Rent, Termination Fees , and Other Lease Income	6,063
Current Period Billings/Deferrals & Other Revenue	$296,875
Uncollectible Lease Income, net	6,929
Non-Cash Revenues (1)	7,426
Total Lease Income (see pages 5 & 7)	$311,230

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$282,912
Uncollected - Base Rent/Recoveries - Accrual Basis	3,847
Uncollected - Base Rent/Recoveries - Cash Basis (3)	10,116
Current Period Billings/Deferrals & Other Revenue	$296,875
Uncollectible Lease Income - 2021 Billings (4)	(4,851)
Recovery of Prior Period 2020 Reserves, net (5)	11,780
Non-Cash Revenues (1)	7,426
Total Lease Income (see pages 5 & 7)	$311,230

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollectible Lease Income - 2021 Billings (4)	$(4,851)
Recovery of Prior Period 2020 Reserves, net (6)	11,780
Total Uncollectible Lease Income	$6,929

Current Period Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$138
Deferred Rent - Reserved	1,713
Total Deferrals (7)	$1,851

For the Six Months Ended June 30, 2021

Composition of Lease Income	Total Pro Rata
Base rent	$426,407
Recoveries from tenants	147,863
Percentage Rent, Termination Fees , and Other Lease Income	13,035
Current Period Billings/Deferrals & Other Revenue	$587,305
Uncollectible Lease Income	9,290
Non-Cash Revenues (1)	15,095
Total Lease Income (see pages 5 & 7)	$611,690

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$557,034
Uncollected - Base Rent/Recoveries - Accrual Basis	7,043
Uncollected - Base Rent/Recoveries - Cash Basis (5)	23,228
Current Period Billings/Deferrals & Other Revenue	$587,305
Uncollectible Lease Income - 2021 Billings (5)	(23,228)
Recovery of Prior Period 2020 Reserves, net (6)	32,518
Non-Cash Revenues (1)	15,095
Total Lease Income (see pages 5 & 7)	$611,690

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollectible Lease Income - 2021 Billings (5)	$(23,228)
Recovery of Prior Period 2020 Reserves, net (6)	32,518
Total Uncollectible Lease Income	$9,290

Composition of Deferred Rent
Deferred Rent - Accrued	$892
Deferred Rent - Reserved	3,749
Total Deferrals (7)	$4,641

(1)	Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)	Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3)	Represents Base Rent and Recoveries deemed uncollectible associated only with billings during the three months ended June 30, 2021.
(4)

Represents Base Rent and Recoveries deemed uncollectible associated with billings during the three months ended June 30, 2021, net of the collection of $5.3 million reserved during the three months ended March 31, 2021.

(5)	Represents Base Rent and Recoveries deemed uncollectible associated with billings during the six months ended June 30, 2021.
(6)

Represents the collection of Base Rent and Recoveries previously reserved during the year ended December 31, 2020, net of 2020 Tenant Receivables associated with tenants converted to cash basis during the current period.

(7)	Contractual deferrals of rent and recoveries billed and recognized in the current period ended June 30, 2021.

Supplemental Information	40

Supplemental Details of Tenant and Other Receivables (Pro Rata)

COVID-19 Related Disclosure

As of June 30, 2021 and December 31, 2020

(in thousands)

	June 30, 2021	December 31, 2020

Tenant receivables	$105,360	$139,924
Less: Uncollectible tenant receivables	(77,318)	(94,731)
Net tenant receivables	$28,042	$45,193

Straight line rent receivables	146,909	141,580
Less: Uncollectible straight line rent receivables	(44,698)	(41,136)
Net Straight line receivables	$102,211	$100,444

Other receivables (1)	19,995	18,916
Total tenant and other receivables (See pages 3 and 6)	$150,248	$164,553

(1)	Other receivables includes construction receivables, insurance receivables and amounts due from real estate partnerships for Management, transaction and other fee income.

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/20)	$(94,731)
YTD 2021 - Uncollectible Lease Income - 2021 Billings	(23,228)
YTD 2021 - Recovery of Prior Period 2020 Reserves	32,518
YTD 2021 - Write-offs and Abatements	8,123
Uncollectible tenant receivables (6/30/21)	$(77,318)

Supplemental Information	41

Earnings Guidance

June 30, 2021

(in thousands, except per share data)

		Current	Previous
	YTD Q2A	2021E	2021E

Net Income / Share	$1.04	$1.95 - $2.03	$1.43 - $1.53
NAREIT FFO / Share	$1.88	$3.74 - $3.82	$3.33 - $3.43
Core Operating Earnings / Share	$1.80	$3.50 - $3.58	$3.16 - $3.26

Same Property
Same property NOI growth without termination fees	12.8%	+13.5% to +15.5%	+6.0% to +8.5%

New Investments
Development and Redevelopment spend	$48,028	+/- $150,000	+/- $150,000

Acquisitions	$0	+/- $178,000	+/- $0
Cap rate (weighted average)	0.0%	+/- 5.5%	0.0%

Disposition Activity
Dispositions	$145,585	+/- $200,000	+/- $150,000
Cap rate (weighted average) (1)	5.9%	5.5% - 6.0%	5.5% - 6.0%

Other
Net interest expense	$83,143	$165,500 - $166,500	$164,000 - $165,000
Net G&A expense	$37,810	$77,000 - $79,000	$77,000 - $81,000
Recurring third party fees & commissions	$13,212	$24,500 - $25,500	$23,000 - $24,000
Transaction income (JV promote)	$0	+/- $13,000	$0
Certain non-cash items (2)	$13,307	+/- $28,500	+/- $30,000

(1)	Average cap rate calculation excludes non-income producing properties of $48 million
(2)	Includes above and below market rent amortization and straight-line rents and amortization of mark-to-market debt adjustments

Forward-looking statements involve risks, uncertainties and assumptions.  Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements.  Please refer to the documents filed by Regency Center Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information	42

Reconciliation of Net Income to Earnings Guidance

June 30, 2021

(per diluted share)

Nareit FFO and Core Operating Earnings Guidance:	Full Year 2021
	Low	High

Net income attributable to common stockholders	$1.95	2.03

Adjustments to reconcile net income to Nareit FFO:

Depreciation and amortization	1.91	1.91
Provision for impairment	0.06	0.06
Gain on sale of real estate	(0.19)	(0.19)
Exchangeable operating partnership units	0.01	0.01

Nareit Funds From Operations	$3.74	3.82

Adjustments to reconcile Nareit FFO to Core Operating Earnings:

Transaction income (JV promote)	(0.08)	(0.08)
Straight line rent, net	(0.03)	(0.03)
Above/below market rent amortization, net	(0.13)	(0.13)
Debt premium/discount amortization	0.00	0.00

Core Operating Earnings	$3.50	3.58

Supplemental Information	43

Glossary of Terms

June 30, 2021

Core Operating Earnings:  An additional performance measure used by Regency as the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO):  Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	44